Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 15, 2016

(Exact name of registrant as specified in its charter)

Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation or organization)	(Commission File number)	(IRS Employer Identification No.)
1015 Penn Avenue
Suite 103
Wyomissing PA 19610
(Address of principal executive offices)
(610) 933-2000
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 15, 2016, Customers Bancorp, Inc. ("Customers Bancorp") filed a Current Report on Form 8-K (the “Original Report”) to report the completion of its acquisition of substantially all of the assets and the assumption of certain liabilities of the OneAccount Student Checking and Refund Management Disbursement business (the "Disbursement business") from Higher One, Inc. and Higher One Holdings, Inc. At that time, Customers Bancorp stated in the Original Report that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. By this Amendment No. 1 to the Original Report, Customers Bancorp is amending Item 9.01 thereof to include the required financial statements and pro forma financial information.

Item 9.01    Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

(1)
The audited statement of assets acquired and liabilities assumed as of June 15, 2016 and audited statements of revenue and direct expenses for the years ended December 31, 2015, 2014 and 2013, and the notes thereto, and the interim unaudited condensed combined statements of revenue and direct expenses for the three months ended March 31, 2016 and 2015, are filed as Exhibit 99.1 to this Form 8-K/A.

Pursuant to a letter dated May 19, 2016, from the staff of the Division of Corporation Finance of the Securities and Exchange Commission, the Staff stated that it would not object to Customers Bancorp's proposal to provide the above financial statements in satisfaction of Rule 3-05 of the Regulation S-X as described in Note 1 to the abbreviated financial statements filed as Exhibit 99.1 to this Form 8-K/A.

(b) Pro forma Financial Information

(1)
The unaudited pro forma condensed combined balance sheet of Customers Bancorp, Inc. as of March 31, 2016 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2015 and the three month period ended March 31, 2016, and the notes thereto, are filed as Exhibit 99.2 to this Form 8-K/A.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only, in accordance with Article 11 of Regulation S-X, and are not indicative of the results of operations that would have been realized had the acquisition actually been completed on the dates indicated, nor are they indicative of Customers' future financial position or operating results, particularly because the pro forma financial information excludes indirect operating expenses that will be incurred by Customers to operate the Disbursement business. In addition, Customers' operating plans for the Disbursement business provide for a dramatically reduced revenue model, one with no or low fees to account holders, than the model previously used by Higher One.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1
Audited Statement of Assets Acquired and Liabilities Assumed as of June 15, 2016 and Audited Statements of Revenue and Direct Expenses for the years ended December 31, 2015, 2014 and 2013 of the Disbursement business, and the notes thereto.

99.2
Unaudited pro forma condensed combined balance sheet of Customers Bancorp, Inc. as of March 31, 2016 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2015 and the three month period ended March 31, 2016, and the notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Robert E. Wahlman
Name: Robert E. Wahlman
Title: Executive Vice President and Chief Financial Officer

Date:    August 5, 2016

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1
Audited Statement of Assets Acquired and Liabilities Assumed as of June 15, 2016 and Audited Statements of Revenue and Direct Expenses for the years ended December 31, 2015, 2014 and 2013 of the Disbursement business, and the notes thereto.

99.2
Unaudited pro forma condensed combined balance sheet of Customers Bancorp, Inc. as of March 31, 2016 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2015 and the three month period ended March 31, 2016, and the notes thereto.